Promissory Note

$480,483.54

Exhibit 10.28

PROMISSORY NOTES

$480,483.54	City of Houston

State of Texas

December 19, 2002

FOR FAIR VALUE RECEIVED AND ACKNOWLEDGED, Varitek Industries, Inc. (Payee), City of Houston, County of Harris, State of Texas, promise to pay to the order of Lockheed Martin Services, Incorporated, doing business as Lockheed Martin Space Operations (Holder), without grace, on or before August 31, 2003 the principal sum of Four Hundred Eighty Thousand Four Hundred Eighty-Three Dollars and Fifty-Four Cents (American) ($480,483.54) together with interest from the date of November 30, 2002 at a rate of six percent (6%) per annum on the unpaid balance in accordance with the following provisions:

Unless Payee makes periodic principal payments to Holder during the term of this agreement, effective August 31, 2003, Varitek Industries, Inc. (Payee) shall pay to Holder without grace $480,483.54 plus accrued interest of $22,059.27 for the total sum of                     . The payment schedule is provided as Attachment B hereto.

This Note and the instruments securing it are to be governed, interpreted and construed by, through and under the laws of the State of Texas. This Note may be prepaid in whole or in part at any time without penalty or premium. If prepayment of principal is made, such amount shall be applied in the inverse order such installment payments are due, applying first to the last principal installment due hereunder.

This Note is partially secured by the equipment detailed in Attachment A hereof as collateral as well as computer source code produced under contract VSG 2001-02 as amended with the Holder.

For any remaining payments plus interest, that are not secured by the equipment described in Attachment A hereof, the Holder is given a continuing lien for the remaining amount of the obligations evidenced by this note on any and all money, securities, and other property of Payee and of the proceeds, now or hereafter actually or constructively held or received by, or in transit in any manner, to Payee, its correspondents, or its agents, from or for the Payee, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, or coming into Payee’s possession in any way, and also on any and all deposits, general or special, and credits of Payee with Holder, and any and all claims of Payee against Holder existing at any time.

Holder is not required to rely on collateral for the payment of this note in the event of default by Payee, but may proceed directly against the Payee in such manner as Holder deems desirable or appropriate. None of the rights and remedies of Holder is to be waived or affected by failure or delay to exercise them. All remedies conferred on Holder by this note or any other instrument or agreement shall be cumulative, and none is exclusive. Such remedies may be exercised concurrently or consecutively at Holder’s option.

The Payee authorizes any attorney at law to appear in any court of record in the State of Texas, or any other state in the United States, on default in the payment of this obligation and waive the issuance and service of process, and confess judgment against the Payee in favor of the Holder for the amount of the note, together with costs of the suit and reasonable attorney fees to the extent permitted by applicable law, and to release all errors and waive all rights of appeal.

This note shall be governed by and construed in accordance with the laws of the State of Texas. To the extent that any portion of this note is determined to be unenforceable under the laws of Texas, the remainder of this note shall be unaffected and shall continue to be enforceable against the Payee as written.

Executed this 19th day of December, 2002.

/s/ Randy S. Bayne
(Signature)

Randy S. Bayne
(Printed Name)

(SSN)

Notary Seal

Promissory Note

$480,483.54

ATTACHMENT A

Secured Equipment List

Rack 1	Equipment Description	Serial #
Access Server
Switch
Switch
Switch
Local Director
KVM Switch Monitor Key
Storage Works
Firewall
Raid Array
Web Server
Communication Server
Database Server
Application Server

Rack 2	Equipment Description	Serial #
Access Server
Switch
Switch
Switch
Local Director
KVM Switch Monitor Key
Storage Works
Firewall
Web Server
Communication Server
Database Server
Application Server

ATTACHMENT B

Payment Schedule

Payment Schedule
LOAN AMOUNT ($)	$480,483.54		Interest Amount	$22,059.27
ANNUAL INTEREST RATE %		6
LENGTH OF LOAN (YEARS)		1
NO. OF PAYMENTS PER YEAR		12
COMPOUNDING PERIODS		12

Pmt	Due Date	Beginning Balance	Scheduled Payment	Interest Portion	Principal Portion	Optional Payments	Closing Balance

Final Payment = Beginning Balance + Interest

$502,542.81 $480,483.54 $22,059.27

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